UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2008

Fleetwood Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3125 Myers Street, Riverside, California		92503-5527
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (951) 351-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 28, 2008, Fleetwood Enterprises, Inc. (the “Company”) is filing Amendment No. 1 to the Registration Statement on Form S-4 and an Amendment No. 1 to the Schedule TO (together and as amended, the “Refinancing Filings”), each previously filed on October 30, 2008, with respect to the Company’s offer to exchange (the “Exchange Offer”) up to $103 million aggregate principal amount of its new 14% Senior Secured Notes due 2011 and up to 14,000,000 shares of its common stock for any and all of the Company’s outstanding $100 million aggregate principal amount of 5% Convertible Senior Subordinated Debentures due 2023 (the “Old Debentures”).

The Company’s stock price has declined since the date of the current report on Form 8-K filed on October 30, 2008, which could affect the Company’s ability to repurchase, with authorized shares of common stock, its Old Debentures that remain untendered following the Exchange Offer. This current report on Form 8-K contains additional disclosure in the Company’s consolidated financial statements which are attached hereto as Exhibit 99.2, and present additional information beyond that which was previously reported in (1) the current report on Form 8-K filed on October 30, 2008, (2) the Company’s Quarterly Report on Form 10-Q for the quarter ended July 27, 2008, filed on September 3, 2008, and (3) the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2008, filed on July 10, 2008.

On November 28, 2008, the Company is also filing Amendment No. 1 to the Registration Statement on Form S-4 and Amendment No. 1 to the Schedule TO (together and as amended, the “Repurchase Filings”), each previously filed on November 6, 2008, regarding the Company’s obligation to repurchase any Old Debentures that are put to the Company on December 15, 2008.

On November 28, 2008, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, relating to the Refinancing Filings and the Repurchase Filings.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated November 28, 2008.

99.2

Unaudited Financial Statements for the Quarterly Periods Ended July 27, 2008 and July 29, 2007 and Audited Financial Statements as of April 27, 2008 and April 29, 2007 and for each of the three years in the period ended April 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: November 26, 2008

/s/ Leonard J. McGill

Leonard J. McGill
Senior Vice President—Corporate Development,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated November 28, 2008.

99.2

Unaudited Financial Statements for the Quarterly Periods Ended July 27, 2008 and July 29, 2007 and Audited Financial Statements as of April 27, 2008 and April 29, 2007 and for each of the three years in the period ended April 27, 2008.